UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 16, 2010
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(678) 839-4510
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously disclosed, FGBC Bancshares, Inc. (the “Company”) and its bank subsidiary First Georgia Banking Company (the “Bank”) appointed W. Brett Morgan as interim Chief Executive Officer on March 19, 2010 and as permanent Chief Executive Officer on August 9, 2010. On September 16, 2010, the Bank increased Mr. Morgan’s annual base salary from $185,000 to $240,000. This change was retroactively effectively to March 22, 2010. The portion representing the retroactive increase will be payable evenly over the remainder of the year.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2010	FGBC BANCSHARES, INC.
	By:	/s/ Teresa L. Martin
Teresa L. Martin
EVP and Chief Financial Officer

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